UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 3, 2003


                               EP MedSystems, Inc.
        (Exact name of small business issuer as specified in its charter)


                          New Jersey 0-28260 22-3212190
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                           575 Route 73 N. Building D
                          West Berlin, New Jersey 08091
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (856) 753-8533


                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 4.  Changes in Registrant's Certifying Accountant

     On September 3, 2003, the Registrant engaged Grant Thornton LLP as its new independent accountants to audit the Registrant's financial statements for the year ended December 31, 2003. The Registrant has not consulted with Grant Thornton LLP during the two most recent fiscal years, or during the interim period through September 3, 2003, on any matter which was the subject of any disagreement, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, relating to which either a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EP MEDSYSTEMS, INC.
                                                     Registrant


Date:    September 3, 2003                  By:  /s/ Matthew C. Hill_____
                                                     Matthew C. Hill
                                                     Chief Financial Officer